39th Annual JP Morgan Healthcare Conference January 13, 2021 Exhibit 99.1

This presentation contains forward-looking statements relating to the proposed transaction involving NantKwest, Inc. (“NantKwest”) and ImmunityBio, Inc. (“ImmunityBio”), including financial estimates and statements as to the expected timing, completion and effects of the proposed transaction and statements relating to NantKwest and ImmunityBio’s future success in improving the treatment of various diseases and illnesses, including, but not limited to COVID-19 and cancer. Statements in this communication that are not statements of historical fact are considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are usually identified by the use of words such as “anticipates,” “believes,” “continues”, “could”, “estimates,” “expects,” “intends,” “may,” “plans,” “potential”, “predicts”, “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. These forward-looking statements are neither forecasts, promises nor guarantees, and are based on the current beliefs of NantKwest’s management and ImmunityBio’s management as well as assumptions made by and information currently available to NantKwest and ImmunityBio. Such statements reflect the current views of NantKwest and ImmunityBio with respect to future events and are subject to known and unknown risks, including business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about NantKwest and ImmunityBio, including, without limitation, (i) inability to complete the proposed transaction because, among other reasons, conditions to the closing of the proposed transaction may not be satisfied or waived, (ii) uncertainty as to the timing of completion of the proposed transaction, (iii) potential adverse effects or changes to relationships with employees, suppliers or other parties resulting from the announcement or completion of the proposed transaction, (iv) the outcome of any legal proceedings that may be instituted against the parties and others related to the potential transaction between NantKwest and ImmunityBio, (v) possible disruptions from the proposed transaction that could harm NantKwest’s or ImmunityBio’s respective business, including current plans and operations, (vi) unexpected costs, charges or expenses resulting from the proposed transaction, (vii) uncertainty of the expected financial performance of the combined company following completion of the proposed transaction, including the possibility that the expected synergies and value creation from the proposed transaction will not be realized or will not be realized within the expected time period, (viii) the ability of each of NantKwest or ImmunityBio to continue its planned preclinical and clinical development of its respective development programs, and the timing and success of any such continued preclinical and clinical development and planned regulatory submissions, (ix) inability to retain and hire key personnel, and (x) the unknown future impact of the COVID-19 pandemic delay on certain clinical trial milestones and/or NantKwest’s or ImmunityBio’s operations or operating expenses. More details about these and other risks that may impact NantKwest’s business are described under the heading “Risk Factors” in NantKwest’s most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) and in subsequent filings made by NantKwest with the SEC, which are available on the SEC’s website at www.sec.gov. NantKwest and ImmunityBio caution you not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. NantKwest and ImmunityBio do not undertake any duty to update any forward-looking statement or other information in this communication, except to the extent required by law. No representation is made as to the safety or effectiveness of these product candidates for the therapeutic use for which such product candidates are being studied. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and NantKwest’s and ImmunityBio’s own internal estimates and research. While NantKwest and ImmunityBio believe these third-party sources to be reliable as of the date of this communication, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this communication involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while NantKwest and ImmunityBio each believes its own internal research is reliable, such research has not verified by any independent source.   No Offer or Solicitation This presentation is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy, sell or solicit any securities or any proxy, vote or approval in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be deemed to be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.   Additional Information and Where to Find It In connection with the proposed transaction, NantKwest intends to file a registration statement on Form S-4 with the SEC, which will include a prospectus and joint proxy / solicitation statement of NantKwest and ImmunityBio (the “solicitation statement/prospectus”). NantKwest may also file other documents regarding the proposed transaction with the SEC. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication is not intended to be, and is not, a substitute for such filings or for any other document that NantKwest may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND SOLICITATION STATEMENT / PROSPECTUS, WHEN THEY BECOME AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and solicitation statement/prospectus and other documents filed with the SEC by NantKwest through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the prospectus and other documents filed with the SEC on NantKwest’s website at www.ir.nantkwest.com.   Participants in the Solicitation NantKwest and certain of its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders of NantKwest in connection with the proposed transaction under the rules of the SEC. Investors may obtain information regarding the names, affiliations and interests of directors and executive officers of NantKwest in NantKwest’s proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 24, 2020, as well as its other filings with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the registration statement, solicitation statement / prospectus and other relevant materials to be filed with the SEC by NantKwest regarding the proposed transaction (if and when they become available). You may obtain free copies of these documents at the SEC’s website at www.sec.gov. Copies of documents filed with the SEC will also be available free of charge from NantKwest using the sources indicated above. Forward-Looking Statements

An immunotherapy leader focused on treating cancer and infectious diseases by orchestrating the innate (NK) and adaptive (T cell) immune system Combined Immunotherapy Platforms Better Positioned to Treat Patients Immunotherapy Portfolio Pipeline Clinical Updates Closing 13 first-in-human molecules in clinical trials 11 in Phase 2 to 3 development Strong global intellectual property portfolio of over 400 issued and pending worldwide patent applications with patent life extending to 2035 and beyond GMP large scale manufacturing capacity Breakthrough Designation of lead fusion protein MergeCo Late-Stage Pipeline in NK Cell Therapy & Fusion Proteins Proprietary Natural Killer (NK) cell platforms spanning off-the-shelf NK-92 cell line & autologous & allogeneic stem cell products Phase 2 clinical trials Proprietary manufacturing processes and GMP large scale facilities NASDAQ: NK Broad range immunotherapy products spanning antibody fusion proteins, immune-modulators and adenovirus platforms Phase 2 / 3 stage Breakthrough Designation Deep pipeline spanning infectious disease and oncology Privately Held Proposed NASDAQ: IBRX +

NantKwest: Clinically Advanced NK Cell Platform Immunotherapy Portfolio Pipeline Clinical Updates Closing Proprietary Natural Killer (NK) cell platforms spanning off-the-shelf NK-92 cell line & autologous & allogeneic stem cell products Phase 2 clinical trials Proprietary manufacturing processes and GMP large scale facilities NASDAQ: NK

NantKwest: Clinically Advanced NK Cell Platform

NantKwest
NASDAQ: NK

- ✓ Proprietary **Natural Killer (NK) cell** platforms spanning off-the-shelf NK-92 cell line & autologous & allogeneic stem cell products
- ✓ Phase 2 clinical trials
- ✓ Proprietary manufacturing processes and GMP large scale facilities

	aNK (NK-92)	haNK	PD-L1 t-haNK	CD-19 t-haNK	HER2 t-haNK	EGFR t-haNK
Innate Immunity Without Major Inhibitory Receptors	NKG2D	NKG2D	NKG2D	NKG2D	NKG2D	NKG2D
High-Affinity CD16	X	CD16	CD16	CD16	CD16	CD16
erIL2	X	erIL2	erIL2	erIL2	erIL2	erIL2
CAR Insertion(s)	X	CD16	PD-L1	CD19	HER2	EGFR
Clinical Indication	Core Cell Line	Registrational Merkel Cell*	Pancreatic* NSCLC	Lymphoma	Breast	Head & Neck
Current Status	Universal NK Cell Line	**Phase II Jan 2019**	**Phase II June 2020**	**IND Authorized**	**IND Planned Q1 2021**	**IND Planned Q3 2021**

*Registrational Intent *Registrational Intent

Immunotherapy Portfolio | Pipeline | Clinical Updates | Closing

NantKwest, Inc. & ImmunityBio, Inc. – Presented at 39th Annual JP Morgan Healthcare Conference – January 13, 2021 5

NantKwest: Large Scale Cell Therapy Manufacturing Capacity For haNK and PD-L1 t-haNK Immunotherapy Portfolio Pipeline Clinical Updates Closing Proprietary Natural Killer (NK) cell platforms spanning off-the-shelf NK-92 cell line & autologous & allogeneic stem cell products Phase 2 clinical trials Proprietary manufacturing processes and GMP large scale facilities NASDAQ: NK GMP Large Scale Manufacturing Facilities Over 3 Trillion Cryopreserved NK Cells Manufactured and Stored 2017-2020

Next Generation GMP in a Box Biologic Manufacturing Device for N=1 M-ceNK Cytokine Enriched Natural Killer Donor Derived NK GMP-in-a-Box NANT-001 NANT-XL Immunotherapy Portfolio Pipeline Clinical Updates Closing

Rationale for Cytokine Enriched Natural Killer Cell (M-ceNK): Cytokine-Induced Memory-like Natural Killer Cells Exhibit Enhanced Responses Against Myeloid Leukemia in Pre-Clinical Models

HHS Public Access

Author manuscript

Sci Transl Med. Author manuscript; available in PMC 2017 May 18.

Published in final edited form as:
Sci Transl Med. 2016 September 21; 8(357): 357ra123. doi:10.1126/scitranslmed.aaf2341.

Cytokine-induced memory-like natural killer cells exhibit enhanced responses against myeloid leukemia

Rizwan Romee[1,*], **Maximillian Rosario**[1,2,*], **Melissa M. Berrien-Elliott**[1,*], **Julia A. Wagner**[1], **Brea A. Jewell**[1], **Timothy Schappe**[1], **Jeffrey W. Leong**[1], **Sara Abdel-Latif**[1], **Stephanie E. Schneider**[1], **Sarah Willey**[1], **Carly C. Neal**[1], **Liyang Yu**[3], **Stephen T. Oh**[3], **Yi-Shan Lee**[2], **Arend Mulder**[4], **Frans Claas**[4], **Megan A. Cooper**[5], and **Todd A. Fehniger**[1,†]

Abstract: Natural killer (NK) cells are an emerging cellular immunotherapy for patients with acute myeloid leukemia (AML); however, the best approach to maximize NK cell antileukemia potential is unclear. Cytokine-induced memory-like NK cells differentiate after a brief preactivation with interleukin-12 (IL-12), IL-15, and IL-18 and exhibit enhanced responses to cytokine or activating receptor restimulation for weeks to months after preactivation. We hypothesized that memory-like NK cells exhibit enhanced antileukemia functionality. We demonstrated that human memory-like NK cells have enhanced interferon-γ production and cytotoxicity against leukemia cell lines or primary human AML blasts in vitro. Using mass cytometry, we found that memory-like NK cell functional responses were triggered against primary AML blasts, regardless of killer cell immunoglobulin-like receptor (KIR) to KIR-ligand interactions. In addition, multidimensional analyses identified distinct phenotypes of control and memory-like NK cells from the same individuals. Human memory-like NK cells xenografted into mice substantially reduced AML burden in vivo and improved overall survival. In the context of a first-in-human phase 1 clinical

Immunotherapy Portfolio | Pipeline | Clinical Updates | Closing

NantKwest, Inc. & ImmunityBio, Inc. – Presented at 39th Annual JP Morgan Healthcare Conference – January 13, 2021

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Autologous & Allogeneic: M-ceNK

Memory Cytokine Enhanced Natural Killer Cell Platform

Day 1



Autologous Apheresis Patient White Cell Collection

Day 1



Autologous Apheresis White Cells



CD3
CD56

White Cells



Single Aliquot For Enrichment

Aliquot One Bag into 10 Lots for Cryopreservation



Day 1

Cryopreservation For Future Uses



Day 1-16

NK Enrichment

GMP-in-a-Box NK Cell Enrichment Cytokine Induced Proliferation



CD3
CD56

Enhanced NK Cells

Day 17



Concentrate 0.3 – 1.0 x 10^9 NK Cells

Day 17



Autologous Cytokine Enhanced Natural Killer Cells for Transfusion 0.3 – 1.0 x 10^9 NK Cells



CD3
CD56

Cytokine Enhanced NK Cells (M-ceNK)

Immunotherapy Portfolio | Pipeline | Clinical Updates | Closing

NantKwest, Inc. & ImmunityBio, Inc. – Presented at 39th Annual JP Morgan Healthcare Conference – January 13, 2021

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NantKwest Platforms:
Memory Cytokine Enriched Natural Killer Cells (M-ceNK) & Mesenchymal Stem Cells (MSC)



Culture Unit
Thermostatic Compartment
- Cell Culture Flask
- Other culture-related parts
Control Unit
- Microcontrollers
- Electronics
- Electromechanical parts
User Interface
- Touch-screen Display
- Barcode Reader
Disposable Cartridge
- Cell Culture Flask
- Bags, tubing etc.



M-ceNK
Cytokine Enriched
Natural Killer

GMP-in-a-Box



Autologous & allogeneic Donors

	MSC	M-ceNK
Autologous & Allogeneic Memory Cytokine Enriched Stem Cells	Bone Marrow, Cord Tissue	Peripheral Blood Cord Blood
Cytokine Enriched Closed System GMP in a Box	✓	✓
CAR Insertion Potential	✓	✓
Current Status	Phase Ib	IND Ready Q1 2021
Clinical Indication	• COVID-19	• Solid & Liquid Tumors

Immunotherapy Portfolio | **Pipeline** | **Clinical Updates** | **Closing**

NantKwest, Inc. & ImmunityBio, Inc. – Presented at 39th Annual JP Morgan Healthcare Conference – January 13, 2021 10

ImmunityBio: NK, T Cell and Macrophage Platforms

ImmunityBio
Privately Held

- ✓ Broad range immunotherapy products spanning **antibody fusion proteins, immune-modulators** and **adenovirus** platforms
- ✓ Phase 2 / 3 stage Breakthrough Designation
- ✓ Deep pipeline spanning infectious disease and oncology

	ImmunityBio	ImmunityBio	ImmunityBio
Core Modalities	**Antibody Cytokine Fusion Proteins**  **Activating NK & T Cells**	**Albumin-Bound Immuno-Modulators**  **Tumoricidal Macrophages**	**Vaccine Technologies**  **Memory T Cells**
Lead	**Anktiva (N-803)**	**Aldoxorubicin**	**Adenovirus (hAd5)**

Mechanism of Action



Cytokine
Cytokine Fusion
Antibody (IgG1)



Albumin-binding site
pH- Sensitive Hydrazine Linker
doxorubicin



Nucleocapsid (N) Protein
Spike Protein
N Protein

Immunotherapy Portfolio | Pipeline | Clinical Updates | Closing

NantKwest, Inc. & ImmunityBio, Inc. – Presented at 39th Annual JP Morgan Healthcare Conference – January 13, 2021

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Unparalleled Combined Immunotherapy Platforms

ImmunityBio + ImmunityBio + ImmunityBio + NantKwest

Core Modalities

Antibody Cytokine Fusion Proteins



Activating NK & T Cells

Lead: Anktiva (N-803)

Mechanism of Action


Cytokine
Cytokine Fusion
Antibody (IgG1)

Albumin-Bound Immuno-Modulators



Tumoricidal Macrophages

Lead: Aldoxorubicin

Mechanism of Action


Albumin-binding site
pH- Sensitive Hydrazine Linker
doxorubicin

Vaccine Technologies



Memory T Cells

Lead: Adenovirus (hAd5)

Mechanism of Action


Nucleocapsid (N) Protein
N Protein
Spike Protein

Natural Killer



Off-the-Shelf NK Cells
Autologous Memory ceNK

Lead: Natural Killer (NK)

Mechanism of Action



Immunotherapy Portfolio | Pipeline | Clinical Updates | Closing

NantKwest, Inc. & ImmunityBio, Inc. – Presented at 39th Annual JP Morgan Healthcare Conference – January 13, 2021

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Unparalleled Combined Platforms Across Oncology and Infectious Disease

Stage	Program	Indication	Phase	Target Indication	Pre-clinical / Ph I / Ph II / Ph III	Fusion Proteins (ImmunityBio)	Aldoxorubicin (ImmunityBio)	Adenovirus (ImmunityBio)	Natural Killer (NantKwest)
Clinical Stage	Late Stage Clinical Development: Anktiva	Bladder	II / III	BCG Unresponsive NMIBC Carcinoma In-Situ (CIS) Disease	*Breakthrough & Fast Track*	✓ Anktiva			
			II	BCG Unresponsive NMIBC Papillary Disease	*Fast Track*	✓ Anktiva			
		Lung	III	1L Squamous & Non-Squamous Non-Small Cell Lung Cancer CPI Alone		✓ Anktiva			
			III	1L Non-Small Cell Lung Cancer CPI + Concurrent Chemo		✓ Anktiva			
			IIb	2L or Greater Checkpoint Relapsed Non-Small Cell Lung Cancer		✓ Anktiva			✓ PD-L1 t-haNK
		Glioblastoma	II	Recurrent Glioblastoma		✓ Anktiva	✓ Aldox		
		Pancreatic	II	3L Metastatic Pancreatic Cancer		✓ Anktiva	✓ Aldox		✓ PD-L1 t-haNK
			II / III	1L / 2L Metastatic Pancreatic Cancer		✓ Anktiva	✓ Aldox		✓ PD-L1 t-haNK
		Breast	Ib / II	3L or Greater Triple Negative Breast Cancer		✓ Anktiva	✓ Aldox		✓ haNK
			III	3L or Greater Triple Negative Breast Cancer		✓ Anktiva			✓ PD-L1 t-haNK
		Merkel	II	Recurrent Merkel Cell Carcinoma		✓ Anktiva			✓ haNK
		Colon	II	3L Metastatic Colon Cancer (NCI)				✓ hAd5-CEA	
	Infectious Disease	COVID-19	I	COVID-19 Therapeutic		✓ Anktiva			
			I	COVID-19 Vaccine Trials: TCELLVACCINE hAd5 S-Fusion + N-ETSD				✓ hAd5 S+N	
		HIV	I	ACTG / NIAID: HIV Broadly Neutralizing Antibodies		✓ Anktiva			
			II	Thai Red Cross: Reducing HIV Persistence by IL-15		✓ Anktiva			
Pre-Clinical	Antibody Cytokine Fusion Proteins	N-820	Pre-IND	Liquid Tumors: IL-15 Superagonist + Anti CD20 Fusion Protein		✓ IL-15 / CD20			
		N-809	Pre-IND	Solid Tumors: IL-15 Superagonist + Anti PD-L1 Fusion Protein		✓ IL-15 / PD-L1			
		N-830	Pre-IND	Solid Tumors: Tumor Necrosis Targeting (TNT) TNT + TGFb Trap Fusion Protein		✓ TNT / TGFb			
		N-812	Pre-IND	Solid Tumors: Tumor Necrosis Targeting (TNT) TNT + IL-12 Fusion Protein		✓ TNT / IL-12			
	NK Platform	CD19 t-haNK	IND Auth	Diffuse Large B Cell Lymphoma					✓ CD-19 t-haNK
		HER2 t-haNK	Pre-IND	HER2+ Breast Cancer / Gastric Cancer					✓ HER2 t-haNK
		EGFR t-haNK	Pre-IND	EGFR+ Squamous Cell Carcinoma					✓ EGFR t-haNK
		M-ceNK	Pre-IND	All Solid & Liquid Tumors					✓ M-ceNK

Immunotherapy Portfolio | **Pipeline** | Clinical Updates | Closing

NantKwest, Inc. & ImmunityBio, Inc. – Presented at 39th Annual JP Morgan Healthcare Conference – January 13, 2021
13

Significant Market Opportunity for Lead Programs

BLADDER	LUNG	PANCREAS	COVID-19
BCG Unresponsive Non-Muscle Invasive Bladder Cancer	**Non-Small Cell Lung Cancer**	**Pancreatic Cancer**	**SARS-CoV-2**
	1L Squamous & Non-Squamous NSCLC	**3L Metastatic Pancreatic Cancer**	**COVID-19 Vaccine**
~81k Bladder cancer patients in the U.S.	**~106k** Targeted 1L patients in the U.S.	**~31k** Targeted 3L patients in the U.S.	**~350mm** Targeted patients in the U.S.
▼	+	+	+
	2L or Greater Checkpoint Relapsed NSCLC	**1L/2L Metastatic Pancreatic Cancer**	
~18k Targeted patients in the U.S.	**~21k** patients in the U.S.	**~49k | ~39k** Targeted 1L and 2L, respectively, patients in the U.S.	**~4 billion** Global Population Developing Countries

Immunotherapy Portfolio | **Pipeline** | Clinical Updates | Closing

NantKwest, Inc. & ImmunityBio, Inc. – Presented at 39th Annual JP Morgan Healthcare Conference – January 13, 2021

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Selected Summary of Upcoming Catalysts

	Ph	Trial	Clinical Update	Anticipated Timing
Bladder	II / III	BCG Unresponsive NMIBC Carcinoma In-Situ (CIS) 2L	• Full Accrual • Initial Readout for FDA • Anticipated BLA Filing	• Q4 2020 • 1H 2021 • 2H 2021
	II	BCG Unresponsive NMIBC Papillary 2L	• Full Accrual • Initial Readout	• Q4 2021 • Q1 2022
Lung	III	Non-Small Cell Lung 1L CPI Chemo Free	• Activating Sites / Enrolling Patients	• Ongoing
	III	Non-Small Cell Lung Cancer 1L CPI + Concurrent Chemo	• Activating Sites / Enrolling Patients	• Ongoing
	IIb	Checkpoint Relapsed Lung 2L or Greater	• Confirm Registrational Protocol Design	• Q2 2021
Pancreatic	II / III	Pancreatic Cancer 3L	• Confirm Registrational Protocol Design	• 2H 2021
Breast	II	Triple Negative Breast Cancer 3L or Greater	• Confirm Registrational Protocol Design	• Q3 2021
Glioblastoma	II	Recurrent Glioblastoma	• Confirm Registrational Protocol Design	• Q2 2021
Merkel Cell Carcinoma	II	Merkel Cell Carcinoma	• Activating Sites / Enrolling Patients	• Ongoing
COVID-19	I	Human Adenovirus: hAd5 S+N COVID-19 Vaccine TCELLVACCINE TRIAL	• Phase I Readout USA • Phase I South Africa	• Q1 2021 • Q1 2021

Immunotherapy Portfolio | Pipeline | Clinical Updates | Closing

NantKwest, Inc. & ImmunityBio, Inc. – Presented at 39th Annual JP Morgan Healthcare Conference – January 13, 2021
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Overview of Non-Muscle Invasive Bladder Cancer (NMIBC) High rates of progression and recurrence for NMIBC make it one of the most expensive cancer to treat Current standard of treatment is Transurethral resection of bladder tumor (TURBT), with or without intravesical therapy Intravesical BCG is commonly used as an adjuvant treatment after TURBT for intermediate-high-risk NMIBC – side effects are common Up to 50% of patients fail BCG Patients who have failed BCG therapy require radical cystectomy with urinary diversion or chemotherapy and radiation Only 50% of patients undergoing radical cystectomy will survive at 5 years BCG Administered Intravesically Intravesical BCG BCG + Anktiva Administered Intravesically Intravesical BCG Anktiva Bladder Catheter Medication Bladder Catheter Medication Current Standard of Care ImmunityBio’s Approach BREAKTHROUGH THERAPY DESIGNATION for BCG-Unresponsive NMIBC CIS 80k Annual New Cases 18k Annual Deaths Clinical Updates Immunotherapy Portfolio Pipeline Closing Bladder Lung Breast COVID HIV Pancreas

Bladder
Lung
Breast
Pancreas
COVID
HIV

Phase I Results in NMIBC

Anktiva + BCG in High-Risk NMIBC – Phase I Results

Dose (intravesicular instillation)	Patient	Stage	Response Assessments							
			W12	6M	9M	12M	15M	18M	21M	24M
100 µg	1	Pap T1	CR*	CR	CR	CR	CR	CR	CR	CR
	2	Pap Ta	CR*	CR	CR	CR	CR	CR	CR	CR
	3	Pap T1	CR*	CR	CR	CR	CR	CR	CR	CR
200 µg	4	Pap T1	IC	CR*	CR	CR	CR	CR	CR	CR
	5	CIS	IC	IC	IC	CR	CR	CR	CR	CR
	6	Pap T1	CR*	CR	CR	CR	CR	CR	CR	CR
400 µg	7	Pap T1	CR*	CR	CR	CR	CR	CR	CR	CR
	8	CIS	CR*	CR	CR	CR	CR	CR	CR	CR**
	9	Pap Ta	CR*	CR	CR	CR	CR	CR	CR	CR

Data as of Feb 2018

CR – Complete Response
CR* -- No Recurrence (NR) in Papillary Disease
CR** -- Negative Cystoscopy Inconclusive Cytology

FDA granted Fast Track Designation to the pivotal trial based on this Phase I data.

Standard of Care historical response rate is **58-81% at 3-6 months post BCG alone**

9 of 9 (100%) Patients Disease-Free at 24 Months

Immunotherapy Portfolio | Pipeline | Clinical Updates | Closing

NantKwest, Inc. & ImmunityBio, Inc. – Presented at 39th Annual JP Morgan Healthcare Conference – January 13, 2021
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Phase II / III Data in BCG-Unresponsive NMIBC CIS Ongoing Study 80 patients accrued to date (fully accrued) Results: 51 CRs at any time have been reached CR Rate at Any Time of 71% (95% CI: 59%, 81%) Overall SAE rate of 11%, no treatment-related SAEs Individual SAE events were all ≤ 1% Primary Endpoint | Complete Response at Any Time Secondary Endpoint | Duration of Complete Response Updated Jan 2021 Primary Endpoint: CR at any time, with lower bound of 95% CI ≥ 20% To meet the primary endpoint, 24 out of 80 patients must have had a CR at any time 1H 2021: Initial FDA Readout Ph II / III BCG Unresponsive NMIBC Carcinoma In-Situ CIS 2nd Line 2H 2021: CIS BLA Filing Ph II / III BCG Unresponsive NMIBC Next Steps Duration of CR at 12 months 56% (95% CI: 38.8%, 70.3%) probability of patients maintaining CR for 12 months Duration of Complete Response Safety Population – Cohort A (CIS) 12 Months 56% 95% CI (38.8%, 70.3%) Clinical Updates Immunotherapy Portfolio Pipeline Closing Bladder Lung Breast COVID HIV Pancreas

Efficacy & Safety in Patients with BCG-Unresponsive NMIBC CIS in QUILT-3.032 and Historical Comparison to Keytruda Efficacy Endpoints KEYNOTE-057 Keytruda QUILT-3.032 Anktiva + BCG CR Rate (95% CI) At any time or 3 months 41% (31%, 52%) 71% (59%, 81%) Duration of Response in Responding Patients Median Duration of CR in Months (range) 16.2 (0.0+ – 26.8) 19.2 (0.0+ – 26.4) Cystectomy Free Rate % Cystectomy Free 63% 89% Immune-Mediated Adverse Event KEYNOTE-057 Keytruda QUILT-3.032 Anktiva + BCG Any Immune-Mediated AE 21% 0 Grade 3-5 Immune-Mediated AEs 3% 0 Any Immune-Mediated SAE 5% 0 Discontinuation due to Immune-Mediated AEs 4% 0 Discontinuation due to Immune-Mediated SAEs 2% 0 Clinical Updates Immunotherapy Portfolio Pipeline Closing Bladder Lung Breast COVID HIV Pancreas Approved Jan 2020 A historical comparison. Not a head to head comparison

Phase IIb Data in Lung Cancer 2nd and 3rd Line NSCLC (QUILT 3.055) In Discussions with Lung-MAP As of December 2020 Shows preliminary evidence of long-term stable disease in 2L / 3L NSCLC patients who previously progressed QUILT 3.055 is an ongoing Phase IIb, basket trial of 11 anatomical tumor types of combination Anktiva + checkpoint 131 patients have been enrolled to date 81 / 131 of these have lung cancer (78 NSCLC and 3 SCLC) 1H 2021: Data lock anticipated for the QUILT 3.055 lung cancer cohorts In Discussions with Lung-MAP Next Steps Multi-Cohort Basket and Status Patients Receiving Checkpoint + Anktiva Tumor Response Over Time - NSCLC Subjects Bladder Lung Breast COVID HIV Pancreas Clinical Updates Immunotherapy Portfolio Pipeline Closing

Bladder
Lung
Breast
Pancreas
COVID
HIV

Anktiva as the Backbone to Checkpoint Therapy Registrational Trial: Anktiva + Checkpoint in First Line Lung Cancer (QUILT 2.023)

	Phase	Target Indication	Pre-clinical	Ph I	Ph II	Ph III	Fusion Proteins	Aldoxorubicin	Adenovirus	Natural Killer
Lung	III	1L Squamous & Non-Squamous Non-Small Cell Lung Cancer CPI Alone					✓ Anktiva			
	III	1L Non-Small Cell Lung Cancer CPI + Concurrent Chemo					✓ Anktiva			
	IIb	2L or Greater Checkpoint Relapsed Non-Small Cell Lung Cancer					✓ Anktiva			✓ PD-L1 t-haNK

1L Squamous & Non-Squamous Non-Small Cell Lung Cancer CPI Alone

N = 726

First Line

Stage 3 or Stage 4 NSCLC with PD-L1 Expression (TPS ≥ 1%)

Stratify:
- Squamous vs non-squamous
- PD-L1 expression (TPS ≥ 50% vs 1-49%)

Randomize 1:1

Control Arm
- **Pembrolizumab** (200 mg IV infusion) Every 3 Weeks

Experimental Arm
- **Pembrolizumab** (200 mg IV infusion) Every 3 Weeks

+
- **Anktiva** (15 ug/kg subcutaneous) Every 3 Weeks

1L Non-Small Cell Lung Cancer CPI + Concurrent Chemo

N = 404

First Line Squamous NSCLC

Stage 3 or Stage 4 NSCLC with PD-L1 Expression (TPS ≥ 1%)

Stratify:
- Squamous vs non-squamous
- PD-L1 expression (TPS ≥ 50% vs 1-49%)

Randomize 1:1

Control Arm

Squamous NSCLC
- Induction Phase: Carboplatin + Taxane + **Pembrolizumab**
- Maintenance Phase: **Pembrolizumab**

Experimental Arm

Squamous NSCLC
- Induction Phase: Carboplatin + Taxane + **Pembrolizumab + Anktiva**
- Maintenance Phase: **Pembrolizumab + Anktiva**

1L Non-Small Cell Lung Cancer CPI + Concurrent Chemo

N = 408

First Line Non-Squamous NSCLC

Stage 3 or Stage 4 NSCLC with PD-L1 Expression (TPS ≥ 1%)

Stratify:
- Squamous vs non-squamous
- PD-L1 expression (TPS ≥ 50% vs 1-49%)

Randomize 1:1

Control Arm

Non-Squamous NSCLC
- Induction Phase: Platinum + Pemetrexed + **Pembrolizumab**
- Maintenance Phase: Pemetrexed + **Pembrolizumab**

Experimental Arm

Non-Squamous NSCLC
- Induction Phase: Platinum + Pemetrexed + **Pembrolizumab + Anktiva**
- Maintenance Phase: Pemetrexed + **Pembrolizumab + Anktiva**

Actively Enrolling

Immunotherapy Portfolio | Pipeline | Clinical Updates | Closing

NantKwest, Inc. & ImmunityBio, Inc. – Presented at 39th Annual JP Morgan Healthcare Conference – January 13, 2021

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Triple Negative Breast Cancer Phase Ib/II IND Filing by Q1 2021 for Randomized Phase 3 in TNBC Q1 2021: Protocol completed for Phase 3 TNBC Q3 2021: Confirm registrational protocol design Next Steps ORR:67% Median PFS: 14.3 months Median OS: 20.2 months 89% (8/9) Subjects with Disease Control NantKwest Phase 1b / 2 TNBC Data (2nd Line or Greater) Bladder Lung Breast COVID HIV Pancreas Clinical Updates Immunotherapy Portfolio Pipeline Closing Phase 3: Open-label, randomized, controlled, phase 3 trial of sacituzumab versus sacituzumab plus Anktiva and Aldoxorubicin for the treatment of subjects with advanced triple-negative breast cancer after prior therapy. Planned N=374 (N=187 per Arm), Randomized 1:1, TNBC >2 Prior Treatments for Metastatic Disease ORR was 33.3% (95% CI: 24.6, 43.1) Median response duration was 7.7 months (95% CI: 4.9, 10.8) April 2020 A historical comparison. Not a head to head comparison

Phase 1/2 Trial of haNK + PD-L1 in Combination with Chemo Immunomodulation in Advanced Metastatic Pancreatic Cancer NCT03329248 (Closed) QUILT 3.039, 3.060, 3.070, 3.080 NANT Cancer Vaccine Preliminary Data Lock Patients (2nd Line or Greater) Weeks of Follow Up or Until Death 1 2 3 4 5 6 7 8 9 10 11 12 2nd Line or Greater Metastatic Pancreatic Cancer Historical >2L Survival Rate (12 weeks) haNK + PD-L1 Inhibitor (Avelumab) Median Overall Survival = 8.0 months (95% CI: 5.0, 12.3) Bladder Lung Breast COVID HIV Pancreas Clinical Updates Immunotherapy Portfolio Pipeline Closing haNK + PD-L1 inhibitor (Avelumab) in Metastatic Pancreatic Cancer Median Overall Survival 8.0 Months

Bladder
Lung
Breast
Pancreas
COVID
HIV

PD-L1 t-haNK Favorable to haNK + PD-L1 inhibitor (Avelumab) in Metastatic Pancreatic Cancer Median Overall Survival to Date (As of Jan 2020) Not Reached


Open access | Original research

Journal for ImmunoTherapy of Cancer

PD-L1 targeting high-affinity NK (t-haNK) cells induce direct antitumor effects and target suppressive MDSC populations

Kellsye P Fabian,[1] Michelle R Padget,[1] Renee N. Donahue,[1] Kristen Solocinski,[1] Yvette Robbins,[1] Clint T. Allen,[2] John H. Lee,[3] Shahrooz Rabizadeh,[4,5] Patrick Soon-Shiong,[4,5] Jeffrey Schlom,[1] James W Hodge[1]

Exploratory Trial of PD-L1 t-haNK in Combination with Chemo Immunomodulation in Advanced Metastatic Pancreatic Cancer


2nd Line or Greater Metastatic Pancreatic Cancer
Patients (2nd Line or Greater)
Alive
Alive
Alive
Confirmed CR
Alive
PD-L1 t-haNK
Median Overall Survival = Not Reached to Date (Jan 2020)
0
10
20
30
40
50
60
70
Weeks of Follow Up or Until Death
Patient alive at last follow-up
Historical >2L Survival Rate (12 weeks)

Immunotherapy Portfolio | Pipeline | Clinical Updates | Closing

NantKwest, Inc. & ImmunityBio, Inc. – Presented at 39th Annual JP Morgan Healthcare Conference – January 13, 2021

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Bladder
Lung
Breast
Pancreas
COVID
HIV

PD-L1 t-haNK + Chemo Immunomodulation in Locally Advanced or Metastatic Pancreatic Cancer (QUILT-88)

Actively Enrolling

Phase 2 Trial of PD-L1 t-haNK in Combination with Chemo Immunomodulation in Advanced Metastatic Pancreatic Cancer

NCT03563144 (QUILT-88)

Aldoxorubicin HCl, N-803 and PD-L1 t-haNK
Clinical Trial Protocol: QUILT-88 Amendment 3
ImmunityBio, Inc.

OPEN-LABEL, RANDOMIZED, COMPARATIVE PHASE 2 STUDY OF COMBINATION IMMUNOTHERAPY PLUS STANDARD-OF-CARE CHEMOTHERAPY VERSUS STANDARD-OF-CARE CHEMOTHERAPY FOR THE TREATMENT OF LOCALLY ADVANCED OR METASTATIC PANCREATIC CANCER

Status: Enrolling • **Cohort A** 1st Line therapy (Randomized)
Enrolling • **Cohort B** 2nd Line therapy (Randomized)
Enrolling • **Cohort C** 3rd Line or greater therapy (Single-Arm)

This is a Phase 2, three-cohort (2 randomized and 1 single-arm), open-label study to evaluate the comparative efficacy and overall safety of standard-of-care chemotherapy versus standard-of-care chemotherapy in combination with **Aldoxorubicin, N-803, and PD-L1 t-haNK** in subjects with locally advanced or metastatic pancreatic cancer. Each treatment setting (ie, first line maintenance, second line, or third line or greater) will be evaluated independently as a separate cohort.

Data as of Jan 2021: 18 accrued to date in 3rd Line or Greater (Single Arm) – Cohort C
15 Alive to Date



PD-L1 t-haNK
Patient alive at last follow-up
Death of patient
W Patient withdrew from study
NCT03563144 (QUILT-88)
15 out of 18 Patients Alive to Date (as of Jan 2020)
Patients (2nd Line or Greater)
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18
W
0 5 10 15 20 25 30 35 40 45 50 55 60 65 70 75
Days of Follow Up or Until Death

Immunotherapy Portfolio | Pipeline | **Clinical Updates** | Closing

NantKwest, Inc. & ImmunityBio, Inc. – Presented at 39th Annual JP Morgan Healthcare Conference – January 13, 2021
25

Bladder
Lung
Breast
Pancreas
COVID
HIV

ImmunityBio's COVID-19 Vaccine: **hAd5 S-Fusion + N-ETSD**

Oral vaccine offers unique advantages compared to other injection-based vaccines in development


SARS-CoV-2 Virus
Nucleocapsid
N
Single Strand RNA
Spike
S
Vaccine Targets
S + N-ETSD
Human Adenovirus Type 5
hAd5 S+N Vaccine
S-Fusion +
N-ETSD
Skin
Oral
Sublingual
Routes of Administration

- ImmunityBio's 2nd generation platform hAd5 is **"immunologically quiet"** enabling immune response even in the face of antibodies
- **Reduced antigenic competition** between vector and target antigens results in **longevity of disease target protein expression**
- **Reduced adverse effects** of vector-viral proteins
- Potential **long-lasting immunity** against COVID-19
- **Mass manufacturing capacity** established for drug substance and oral capsule finished dosage form, **turnkey today**
- No needles, **self-administration**; **low cost distribution and storage**

Immunotherapy Portfolio | Pipeline | Clinical Updates | Closing

NantKwest, Inc. & ImmunityBio, Inc. – Presented at 39th Annual JP Morgan Healthcare Conference – January 13, 2021

26

Complete Inhibition of Viral Replication in Nasal & Lung Passages Following Subcutaneous (Prime) & Oral (Boost) Vaccination December 2020 - https://www.biorxiv.org/content/10.1101/2020.12.08.416297v1 Day 57 Day 57 Bladder Lung Breast COVID HIV Pancreas Clinical Updates Immunotherapy Portfolio Pipeline Closing Nasal Viral Replication (sgRNA) SARS-CoV-2 Virus Challenge 1+E6 TCID50 Day 56 SC + Oral SC + Oral Lung Viral Replication (sgRNA) Day 56 Day 56

Bladder
Lung
Breast
Pancreas
COVID
HIV

hAd5 S-Fusion + N-ETSD COVID-19 Vaccine

TCELLVACCINE

Multiple Routes of Administration of S+N Vaccine Construct to Achieve T Cell Mediated & Mucosal Immunity



hAd5 S+N COVID-19 Vaccine
Subcutaneous (2-8°C)
April 2020



hAd5 S+N COVID-19 Vaccine
Oral Capsule (Room Temp)
August 2020



hAd5 S+N COVID-19 Vaccine
Sublingual Pill - Under Tongue (Room Temp)
December 2020

Immunotherapy Portfolio | Pipeline | **Clinical Updates** | Closing

1/13/2021 NantKwest, Inc. & ImmunityBio, Inc. – Presented at 39th Annual JP Morgan Healthcare Conference – January 13, 2021 28

Bladder
Lung
Breast
Pancreas
COVID
HIV

Pre-Clinical & Clinical Experience in HIV

Pre-Clinical Experience

Macaque Animal Study - January 2020

nature

Article | Published: 22 January 2020

Robust and persistent reactivation of SIV and HIV by N-803 and depletion of $CD8^+$ cells

Julia Bergild McBrien, Maud Mavigner, [...] Guido Silvestri

Nature **578**, 154–159(2020) | Cite this article

11k Accesses | **26** Citations | **268** Altmetric | Metrics

NHP Study with N-803 + bNAbs in SHIV (March 2020)

Principal Investigator: James B. Whitney, Ph.D Virology and Vaccine Research CVVR

Key Findings from CROI Oral Presentation:

- 9 of 13 antiretroviral therapy (ART) suppressed RMs treated with N-803 in combination with one or two bNAbs (10-1074 and 3BNC-117) exhibited durable control of viremia following ART removal, with durability observed beyond 25 weeks
- NK cells in the blood showed peak activation at 48 hours post N-803 administration throughout the dosing period
- Memory T cells were preferentially activated by N-803, and CD8+ memory T cells demonstrated more robust expansion during the dosing period
- N-803 dosing was well-tolerated

https://www.croiconference.org/abstract/combination-il-15-therapy-in-a-shiv-nhp-model/

CROI

Human Clinical Experience

Phase 1 Clinical Trial (n = 7) | **Completed 2018** | NCT02191098

A Phase 1 Study of N-803 (IL-15 Superagonist) to Clear Latent HIV Reservoirs

University of Minnesota — Driven to Discover

PI: Tim Schacker

Conclusions: At these doses of N-803, the drug is safe and well-tolerated. The drug is biologically active and results in activation and proliferation of CD4 and CD8 T cells as well as NK cells. N-803 also induces transcription of HIV. Furthermore, treatment of N-803 results in NK cell infiltration of secondary lymphoid tissues where latently infected cells reside. These data suggest a potential role for N-803 in future cure studies

https://2jg4quetidw2blbbq2ixwziw-wpengine.netdna-ssl.com/wp-content/uploads/sites/2/posters/2018/1430_Davis_356.pdf

CROI

Phase 2 Clinical Trial (n = 15) | **Planned Start Q2 2021** | NCT04505501

CRADA: Thai Red Cross AIDS Research Centre (TRC ARC), The Henry M. Jackson Foundation for the Advancement of Military Medicine (HJF), Walter Reed Army Institute of Research (WRAIR), and ImmunityBio

THE THAI RED CROSS AIDS RESEARCH CENTRE

Reducing HIV Persistence in Lymph Nodes by Interleukin-15 (IL-15) Receptor Super-agonist (N-803) in Acute HIV Infection

PI: Denise Hsu, Henry M. Jackson Foundation for the Advancement of Military medicine

Brief Summary: Reducing HIV persistence in lymph nodes by Interleukin-15 (IL-15) Receptor super-agonist (N-803) in Individuals with Acute HIV Infection

Phase 1 Clinical Trial (n = 8) | **Completed** | NCT03899480

Adoptive Transfer of Haploidentical Natural Killer Cells and IL-15 Super Agonist N-803 in Human Immunodeficiency Virus (HIV)

PI: Tim Schacker

University of Minnesota — Driven to Discover

The conclusion of the Haplo study is that it is 1) safe and well-tolerated, 2) the cells persisted in the tissues for up 10 days, and 3) was associated with a reduction in the frequency of virus producing cells in lymphoid tissues.

Phase 1 Clinical Trial (n = 46) | **Status: IND Filed** | NCT04340596

Sponsored by: National Institute of Allergy and Infectious Diseases (NIAID)
Collaboration with: The Rockefeller University, Vaccine Research Center, BELIEVE Collaboratory (UM1AI126617), ImmunityBio

ACTG
NIH NIAID

A Phase I Clinical Trial of the Safety, Tolerability, and Efficacy of IL-15 Superagonist (N-803) With and Without Combination Broadly Neutralizing Antibodies to Induce HIV-1 Control During Analytic Treatment Interruption

PI: Tim Wilkin, Weil Cornell medicine

46 participants randomized. 23 in the N-803 only arm [Arm A], 23 in the N-803 with combination bNAbs arm [Arm B]

Immunotherapy Portfolio | Pipeline | **Clinical Updates** | Closing

NantKwest, Inc. & ImmunityBio, Inc. – Presented at 39th Annual JP Morgan Healthcare Conference – January 13, 2021

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Closing

Highly Experienced Management Team with Proven Track Record Patrick Soon-Shiong, MD Executive Chairman David Sachs, MBA Chief Financial Officer Rich Adcock, MBA Chief Executive Officer Steve Yang, JD General Counsel Bobby Reddy, MD Chief Medical Officer Lennie Sender, MD Chief Operating Officer Fabio Benedetti, MD Chief Strategy Officer Shahrooz Rabizadeh, PhD Chief Scientific Officer Kayvan Niazi, PhD Chief Technology Officer Maureen Becker SVP, Human Resources Sarah Singleton Chief Marketing Officer Hans Klingemann, MD, PhD VP Research & Development Closing Immunotherapy Portfolio Pipeline Clinical Updates

Transaction Details & Next Steps

Key Transaction Terms	• Exchange ratio of **0.819** shares of NantKwest for every share of ImmunityBio • On a fully diluted basis, IB shareholders will own **~72%** and NK shareholders will own **~28%** of the combined company.
Consideration Mix	• 100% stock-for-stock merger
Timing / Approvals	• Subject to customary closing conditions, including approval by a majority of unaffiliated shareholders of NK. • Expected to close in 1H 2021 • SEC clearance of S-4 registration statement • Until the closing of the transaction, NK will continue to operate as a separate and independent company.

Immunotherapy Portfolio | Pipeline | Clinical Updates | **Closing**

NantKwest, Inc. & ImmunityBio, Inc. – Presented at 39th Annual JP Morgan Healthcare Conference – January 13, 2021

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An immunotherapy leader focused on treating cancer and infectious diseases by orchestrating the innate (NK) and adaptive (T cell) immune system Combined Immunotherapy Platforms Better Positioned to Treat Patients Immunotherapy Portfolio Pipeline Clinical Updates Closing 13 first-in-human molecules in clinical trials 11 in Phase 2 to 3 development Strong global intellectual property portfolio of over 400 issued and pending worldwide patent applications with patent life extending to 2035 and beyond GMP large scale manufacturing capacity Breakthrough Designation of lead fusion protein MergeCo Late-Stage Pipeline in NK Cell Therapy & Fusion Proteins Proprietary Natural Killer (NK) cell platforms spanning off-the-shelf NK-92 cell line & autologous & allogeneic stem cell products Phase 2 clinical trials Proprietary manufacturing processes and GMP large scale facilities NASDAQ: NK Broad range immunotherapy products spanning antibody fusion proteins, immune-modulators and adenovirus platforms Phase 2 / 3 stage Breakthrough Designation Deep pipeline spanning infectious disease and oncology Privately Held Proposed NASDAQ: IBRX +